UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  February 23, 2010

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii  96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

Prior independent registered public accounting firm

On February 23, 2010, the Audit Committees of the Boards of Directors of HEI and HECO voted to dismiss KPMG LLP as HEI’s and HECO’s independent registered public accounting firm, effective as of February 24, 2010. The Company informed KPMG LLP of the decision on February 24, 2010.

KPMG LLP’s reports on the HEI and HECO consolidated financial statements as of and for the fiscal years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2009 and 2008 and through February 24, 2010, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in its reports for such years. During the fiscal years ended December 31, 2009 and 2008 and through February 24, 2010, there were no reportable events as defined in Item 304(a)(1)(v) of the SEC’s Regulation S-K.

The Company has provided KPMG LLP with a copy of the above disclosures in conjunction with the filing of this report. HEI and HECO requested that KPMG LLP provide them with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG LLP agrees with the above disclosures and, if not, stating the respects in which it does not agree. A copy of KPMG LLP’s letter, dated March 1, 2010, is attached as Exhibit 16 to this Form 8-K.

New independent registered public accounting firm

On February 23, 2010, the Audit Committees of the Boards of Directors of HEI and HECO decided to engage PricewaterhouseCoopers LLP as HEI’s and HECO’s new independent registered public accounting firm to audit HEI’s and HECO’s consolidated financial statements for the fiscal year ending December 31, 2010, which engagement was effective February 26, 2010. During the fiscal years ended December 31, 2009 and 2008 and through February 26, 2010, the date of engagement of PricewaterhouseCoopers LLP, neither HEI nor HECO, nor any person on their behalf, has consulted with PricewaterhouseCoopers LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on HEI’s and HECO’s consolidated financial statements, and no written report or oral advice was provided by PricewaterhouseCoopers LLP to HEI or HECO that PricewaterhouseCoopers LLP concluded was an important factor considered by HEI or HECO in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of the SEC’s Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of the SEC’s Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 16	Letter of KPMG LLP dated March 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Senior Financial Vice President, Treasurer, and Chief Financial Officer	Senior Vice President and Chief Financial Officer
(Principal Financial Officer of HEI)	(Principal Financial Officer of HECO)
Date: March 1, 2010	Date: March 1, 2010